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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3

Section 7.3 Indenture                         Distribution Date:       1/16/2001

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     4,717,500.00
             Class B Note Interest Requirement                       279,708.54
             Class C Note Interest Requirement                       460,383.02
                       Total                                       5,457,591.56

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          5.55000
             Class B Note Interest Requirement                          5.79167
             Class C Note Interest Requirement                          6.80889

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         850,000,000
             Class B Note Principal Balance                          48,295,000
             Class C Note Principal Balance                          67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            9,659,100.00

(v)     Required Owner Trust Spread Account Amount                 9,659,100.00



                                           By:
                                                             ------------------
                                           Name:             Patricia M. Garvey
                                           Title:            Vice President